POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



January 19, 1999                                 /s/ Arthur H. Bryant, II
----------------                                 ------------------------
Date                                             Director












































                                      48
                              POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



January 18, 1999                                 /s/ C. Hugh Bloom, Jr.
----------------                                 ----------------------
Date                                             Director












































                                      49
                              POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



January 25, 1999                                 /s/ John C. O. Bryant
----------------                                 ---------------------
Date                                             Director












































                                      50
                              POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.


January 25, 1999                                 /s/ Robert L. Burrus, Jr.
----------------                                 -------------------------
Date                                             Director













































                                      51
                              POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



February 5, 1999                                 /s/ Max C. Chapman, Jr.
----------------                                 -----------------------
Date                                             Director












































                                      52
                              POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



January 25, 1999                                 /s/ James T. Holland
----------------                                 -----------------------
Date                                             Director












































                                      53
                              POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



January 25, 1999                                 /s/ R. Michael McCullough
----------------                                 -------------------------
Date                                             Director












































                                      54
                              POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



January 18, 1999                                 /s/ Stephen P. Munn
----------------                                 -------------------
Date                                             Director












































                                      55
                              POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



January 23, 1999                                 /s/ Timothy J. Sandker
----------------                                 ----------------------
Date                                             Director












































                                      56
                              POWER OF ATTORNEY


I hereby appoint John S. Campbell my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1998 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



January 23, 1999                                 /s/ Leighton W. Smith, Jr.
----------------                                 --------------------------
Date                                             Director












































                                      57